SCHEDULE 14A INFORMATION
                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934



Filed by the Registrant    [X]

Filed by a Party other than the Registrant   [_]

Check the appropriate box:

[_]      Preliminary Proxy Statement

[_]      Confidential, for Use of  the  Commission Only (as  permitted  by  Rule
         14a-6(6)(2)

[_]      Definitive Proxy Statement

[X]      Definitive Additional Materials

[_]      Soliciting Material Pursuant to Section 240.14a-12


                        SUBURBAN LODGES OF AMERICA, INC.
                ------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


                                       N/A
                ------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]      No fee required.

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1)(4) and 0-11.

         (1)      Title  of  each  class  of  securities  to  which  transaction
                  applies:                 N/A
                          ------------------------------------------------------

         (2)      Aggregate  number of class of securities to which  transaction
                  applies:                 N/A
                          ------------------------------------------------------

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                                  ----------------------------------------------

         (4)      Proposed maximum aggregate value of transaction:

         (5)      Total fee paid:

[_]  Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule O-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)   Amount Previously Paid:                N/A
                                   ---------------------------------------------
     (2)   Form, Schedule or Registration Statement No.:         N/A
                                                         -----------------------
     (3)   Filing Party:                N/A
                         -------------------------------------------------------
     (4)   Date Filed:                  N/A
                       ---------------------------------------------------------



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The  following  letter may be used from time to time by the  registrant's  proxy solicitor in connection with the registrant's solicitation of proxies for its annual meeting.

                             D. F. King & Co., INc.
                                77 Water Street
                              New York, N.Y. 10005



Dear SUBURBAN LODGES OF AMERICA, INC. Stockholder:

         Thank you for returning your WHITE proxy for the Annual Meeting of Stockholders of Suburban Lodges of America, Inc., ("Suburban Lodges") scheduled to be held on May 17, 2001. We are assisting Suburban Lodges' board of directors (the "Board of Directors") with the solicitation of proxies from Suburban Lodges' stockholders.

         To avoid the possibility of your vote being challenged or disqualified for the reason(s) indicated below, we ask that you sign, date and mail the enclosed new WHITE proxy in the postage-paid envelope provided. As a reminder, the Board of Directors recommends a vote FOR nominees James R. Kuse and Michael McGovern.

|_| Your previous proxy was unsigned or not legible. (If signing as attorney, executor, administrator, corporate officer, authorized officer of a partnership, trustee or guardian, please sign and give your full title as such.)

|_| Your previous proxy was undated. (Please date and sign to conform with the name shown on the proxy.)

|_| Your previous proxy was not signed by all owners. (If shares are registered in the name of more than one person, each person should sign the proxy. If a joint tenant is deceased, please indicate that you are the surviving joint owner. If a tenant-in-common is deceased, the proxy should be signed by the executor or administrator of the deceased tenant-in-common, and proof of such person's status as executor or administrator should be sent with the proxy.)

|_| Your previous proxy omitted your title or authority. (If signing as attorney, executor, administrator, corporate officer, authorized officer of a partnership, trustee or guardian, please sign and give your full title as such.)

|_| Your previous proxy, as marked, did not clearly specify your voting instructions. (Please sign, date and clearly mark your proxy.)

|_|  Other _____________________________________________________________________

         The Annual Meeting will be held on Thursday, May 17, 2001. Since time is short, we would sincerely appreciate your signing, dating and promptly mailing the enclosed WHITE proxy card today.

         If you have any questions or need assistance in voting your shares, please call us toll-free at 1-800-488-8035. Thank you for your cooperation.

                                                         Very truly yours,

                                                         D.F. KING & CO., INC.